UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2013

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Effective April 5, 2013, Cole Credit Property Trust III, Inc., a Maryland corporation (the “Company”), entered into a registration rights agreement and an escrow agreement in connection with the transaction described in Item 2.01 of this Current Report on Form 8-K. The information relating to the registration rights agreement and the escrow agreement set forth in Item 2.01 is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets
As previously reported in a Current Report on Form 8-K filed on March 8, 2013 with the Securities and Exchange Commission (“SEC”), on March 5, 2013, the Company, Cole Holdings Corporation (“Holdings”), an Arizona corporation, CREInvestments, LLC, a Maryland limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and Christopher H. Cole (the “Holdings Stockholder”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). A special committee comprised exclusively of independent directors of the Company (the “Special Committee”) unanimously recommended the Merger Agreement and the transactions contemplated thereby, and the Merger Agreement and the transactions contemplated thereby were then unanimously approved by the board of directors of the Company. On April 5, 2013, in accordance with the terms of the Merger Agreement, Holdings merged with and into Merger Sub (the “Merger”), with Merger Sub surviving and continuing its existence under the laws of the State of Maryland as a wholly owned subsidiary of the Company.
As a result of the Merger, certain of Holdings’ executive officers, including Marc T. Nemer, the Company’s president, chief executive officer and a director, and D. Kirk McAllaster, Jr., the Company’s executive vice president, chief financial officer and treasurer, became entitled to a portion of the consideration that otherwise would have been paid to the Holdings Stockholder in the Merger. In the Merger, the Holdings Stockholder and such executive officers (collectively, the “Holdings Executives”) received a total of $20.0 million in cash, subject to adjustment, and 10,711,225 newly-issued shares of common stock of the Company (the “Upfront Stock Consideration”).
The Holdings Executives also have the right to the following contingent amounts to be paid by the Company: (i) upon a listing of the Company’s common stock on the New York Stock Exchange (“NYSE”), 2,142,245 newly-issued shares of the Company’s common stock will be payable (the “Listing Consideration”), and (ii) additional shares of the Company’s common stock are potentially payable in 2017 as an “earn-out” contingent upon the acquired business’ demonstrated financial success based on two criteria: (a) the acquired business generating Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) above a minimum threshold and (b) the Company’s stock performance relative to its peer group (the “Earnout Consideration”). The Upfront Stock Consideration and the Listing Consideration are subject to a three-year lockup with approximately one-third of the shares released each year. The Earnout Consideration is subject to a lockup until December 31, 2017. Additionally, pursuant to the terms of the Company’s advisory agreement with its advisor, the Holdings Executives may be entitled to an additional amount of the Company’s common stock based on the average closing price over a period of 30 consecutive trading days beginning 180 days after the Company’s shares of common stock are listed; however, the Holdings Stockholder has agreed, as part of the transaction, to a 25% reduction from the amount that otherwise would have been payable under the advisory agreement as a result of a listing of the Company’s common stock, if any.
Under the Merger Agreement, the Holdings Stockholder has agreed, subject to certain limitations, to indemnify the Company with respect to certain representations and warranties regarding Holdings and other matters.
At the closing of the Merger, the Company and the Holdings Executives entered into an escrow agreement with U.S. Bank National Association pursuant to which approximately one-third of the Upfront Stock Consideration was escrowed, in part to satisfy the Holding Stockholder’s indemnity obligations. If listing occurs during the first year after closing, one-third of the Listing Consideration will be added to the escrowed shares, subject to the same escrow terms.
At the closing of the Merger, the Company and the Holdings Executives entered into a registration rights agreement pursuant to which the Company agreed to customary demand and piggyback registration rights with respect to the shares of the Company’s common stock issued pursuant to the Merger or otherwise held by any of the Holdings Executives. The registration rights agreement also contains the lock-up provisions that are set forth in the Merger Agreement.
The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 8, 2013, and is incorporated by reference into this Item 2.01.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Holdings or their respective subsidiaries, affiliates or equity holders or the Holdings Stockholder. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties, covenants and agreements, or any description thereof, may not reflect the actual state of facts or condition of the Company, Merger Sub, Holdings or any of their respective subsidiaries, affiliates, businesses or equity holders or the Holdings Stockholder. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties of the Company that are included in reports, statements and other filings made with the SEC.
The foregoing summaries of the registration rights agreement and the escrow agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the respective agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities
The information set forth above under Item 2.01 regarding the unregistered sale by the Company of its common stock in connection with the Merger is incorporated by reference herein. The shares of the Company’s common stock were issued in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 5, 2013, in connection with the Merger, Christopher H. Cole resigned as the Company’s chief executive officer and president, and the Company’s board of directors appointed Marc T. Nemer to those positions. Mr. Cole will remain a director of the Company and will serve as the Company’s executive chairman, reporting to its board of directors. Mr. Nemer also will remain a director of the Company.

Item 7.01	Regulation FD Disclosure
On April 11, 2013, the Company issued a press release commenting on the announcement by American Realty Capital Properties, Inc. that it has withdrawn its unsolicited proposal to acquire 100% of the Company’s outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 8.01	Other Events
As previously reported in the Current Report on Form 8-K filed with the SEC on March 6, 2013, the Company’s board of directors has authorized a daily distribution, based on 365 days in the calendar year (each, a “Daily Distribution”) to stockholders of record as of the close of business on each day of the period commencing on April 1, 2013 and ending on June 30, 2013 (each, a “Record Date”), with each Daily Distribution payable (i) as of each Record Date prior to the closing date of the consummation of the Merger in the amount of $0.001781016 per share, which amount is equivalent to an annualized distribution of six and one-half percent (6.5%) per share, based on an assumed share price of $10.00 per share, and (ii) as of each Record Date on or after the closing date of the consummation of the Merger in the amount of $0.0019179 per share, which amount is equivalent to an annualized distribution of seven percent (7.0%) per share, based on an assumed share price of $10.00 per share. As a result of the consummation of the Merger, the Daily Distributions on and after April 5, 2013 have therefore increased as set forth above. The payment date for each of the Daily Distributions of the period commencing on April 1, 2013 and ending on April 30, 2013 will be in May 2013. The payment date for each of the Daily Distributions of the period commencing on May 1, 2013 and ending May 31, 2013 will be in June 2013. The payment date for each of the Daily Distributions of the period commencing on June 1, 2013 and ending on June 30, 2013 will be in July 2013.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements.
It is not practical to provide the financial statements at this time. Such financial statements, to the extent required, will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.
(b) Pro Forma Financial Information.
See paragraph (a) above.
(d)    Exhibits

Exhibit Number	Description
10.1	Registration Rights Agreement, dated April 5, 2013, by and among Cole Credit Property Trust III, Inc. and the Holdings Executives.
10.2	Escrow Agreement, dated April 5, 2013, by and among Cole Credit Property Trust III, Inc. and the Holdings Executives.
99.1	Press Release issued by Cole Credit Property Trust III, Inc. on April 11, 2013.
Additional Information and Where to Find It
This Current Report on Form 8-K and the exhibits attached hereto may be deemed to be solicitation material in respect of the charter amendments to be presented to the Company’s stockholders for consideration at the 2013 annual stockholders’ meeting, as described in the definitive proxy statement the Company has filed with the SEC and will mail to stockholders on or about April 12, 2013. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.
Participants in Solicitation
The Company and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of the Company. Information regarding the interests of the Company’s directors and executive officers in the proxy solicitation is included in the Company’s definitive proxy statement.
Forward-Looking Statements
In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates, include beliefs of and assumptions made by the Company’s management, and involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and Holdings, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that the Company’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii)

changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, and (x) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not make any undertaking with respect to updating any forward-looking statements appearing in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2013	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description
10.1	Registration Rights Agreement, dated April 5, 2013, by and among Cole Credit Property Trust III, Inc. and the Holdings Executives.
10.2	Escrow Agreement, dated April 5, 2013, by and among Cole Credit Property Trust III, Inc. and the Holdings Executives.
99.1	Press Release issued by Cole Credit Property Trust III, Inc. on April 11, 2013.